Exhibit 10.5

NOTICE AND ACKNOWLEDGEMENT OF CONTRIBUTION AND ASSIGNMENT OF ASSETS SUBJECT TO LEASE

This Notice and Acknowledgment is made among La Rosa Holdings Corp., a Nevada corporation (“Assignee”), [*] (“Lessor”) and SPRE NKC MO, LLC (“Lessee”) concerning Lease Schedule No. 2026.06.05.01 (the “Lease”) which incorporates by reference the Master Lease Agreement No. 0001 dated June 5, 2026 between Lessor and Lessee. Capitalized terms used herein and not defined herein are set forth in the Lease.

NOTICE

1. Lessor hereby notifies Lessee that Lessor has assigned and contributed to Assignee, pursuant to (a) that certain Asset Contribution and Securities Purchase Agreement between Lessor and Assignee dated as of even date herewith and (b) that certain Assignment and Assumption Agreement between Lessor and Assignee dated as of even date herewith, all of Lessor’s right, title and interest in and to the graphic processing units set forth on Exhibit A attached hereto (the “Contributed GPUs”), subject to the Lease (the “Contribution and Assignment”). Pursuant to the Lease, Assignee has agreed to enter into a new master lease with the Assignee for the lease of the Contributed GPUs with the same economic terms for such Contributed GPUs on a pro rata basis as the Lease (the “New Lease).

2. Lessor hereby directs Lessee, and Lessee agrees that, Lessee shall pay all lease rentals and any casualty, default or stipulated loss value payments with respect to the Contributed GPUs, as applicable, to the Assignee pursuant to the New Lease commencing with the Rental payment due on October 1, 2026 (the “Rent Assignment Date”) without abatement, reduction, counterclaim or offset of any kind whatsoever. All Rental payments due prior to such date shall be payable to Lessor pursuant to the Lease.

3. Following consummation of the Contribution and Assignment and execution of the New Lease, Lessor and Lessee acknowledge and agree that the Rent payments payable to Lessor for the Product (other than the Contributed GPUs) pursuant to the Lease are set forth on Exhibit B attached hereto, and that such payment reflects the remaining pro rata portion of the Rent for such Products following the Contribution and Assignment of the Contributed GPUs.

THE PARTIES HAVE CAUSED THIS NOTICE AND ACKNOWLEDGEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS AS OF THE DATE FIRST WRITTEN ABOVE.

Lessor:	[*]	Lessee:	SPRE NKC MO, LLC

By:		By:
Name:		Name:
Title:		Title:

Assignee: La Rosa Holdings Corp.

By:
Name:	Joseph La Rosa
Title:	Chief Executive Officer

[Signature Page to Notice of Contribution and Assignment of Assets Subject to Lease]

Exhibit A

(List of Contributed Assets)

Qty	Description

6	X14 8U HGX 8GPU, X14DBGLC, CSE-GP807TS

1x 0% 3 YRS LABOR, 3 YRS PARTS, 1 YR CRS UNDER LIMITED WRNTY

1x NVIDIA Blackwell GPU Baseboard, HGX B300 NVL8, 8-GPU AC

2x GNR-SP 6767P 2P 64C (2.4/2.8G, 350W) 336M S512 T2048 4444 MRDIMM

32x 96GB DDR5-6400 2RX4 LP (24Gb) ECC RDIMM, HF, RoHS

4x Samsung PM9D3a 7.68TB NVMe PCIe5x4 E1.S 9.5mm 1DWPD SED

2x Samsung PM9A3 1.92TB NVMe PCIe4x4 M.2 22x110mm 1DWPD SED 5YR

1x ConnectX-6 Dx100GbE Ethernet Adapter Card, dual port QSFP56

1x AOM-TPM-9672V - TPM 2.0 with 10 pins SPI, RoHS

1x SDDC Monitor License - Single license per monitored host

1x ASSEMBLY FEE

1x 3 YR ONSITE NBD SERVICE

Item Number, Serial Number, IPMI MAC, Default Password

1.	SYS-822GS-NB3RT,S962013X6320332,7CC2559268F3,IRPRDITHJK

2.	SYS-822GS-NB3RT,S962013X6320333,7CC255926A06,IUHFHWGXUW

3.	SYS-822GS-NB3RT,S962013X6320335,7CC2559404E2,BSSVHXUTEQ

4.	SYS-822GS-NB3RT,S962013X6320336,7CC255940305,BNNEGOWCBO

5.	SYS-822GS-NB3RT,S962013X6320339,7CC2559265FF,IJFMTLDDRM

6.	SYS-822GS-NB3RT,S962013X6320340,7CC2559264CF,IFVCFRQPJM

Exhibit B

Remaining Rent Payments under the Lease

Month	Date	Total Payment
4	10/1/2026	$141,250
5	11/1/2026	$141,250
6	12/1/2026	$141,250
7	1/1/2027	$141,250
8	2/1/2027	$141,250
9	3/1/2027	$141,250
10	4/1/2027	$141,250
11	5/1/2027	$141,250
12	6/1/2027	$141,250
13	7/1/2027	$141,250
14	8/1/2027	$141,250
15	9/1/2027	$141,250
16	10/1/2027	$141,250
17	11/1/2027	$141,250
18	12/1/2027	$141,250
19	1/1/2028	$141,250
20	2/1/2028	$141,250
21	3/1/2028	$141,250
22	4/1/2028	$141,250
23	5/1/2028	$141,250
24	6/1/2028	$141,250
25	7/1/2028	$141,250
26	8/1/2028	$141,250
27	9/1/2028	$141,250
28	10/1/2028	$141,250
29	11/1/2028	$141,250
30	12/1/2028	$235,750
31	1/1/2029	$235,750
32	2/1/2029	$235,750
33	3/1/2029	$235,750
34	4/1/2029	$235,750
35	5/1/2029	$235,750
Purchase Option	5/2/2029	$225,000

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